FS GLOBAL CREDIT
OPPORTUNITIES FUND

A **special** invitation

FROM (ADVISOR NAME) AT (FIRM NAME)

Franklin Square offers FS Global Credit Opportunities Fund, an unlisted, closed-end fund that invests primarily in global credit. Investments in the Fund will be made through two funds, FS Global Credit Opportunities Fund—A and FS Global Credit Opportunities Fund—D (together, the "Companies"), which will invest substantially all of the net proceeds from their public offerings in common shares of the Fund. The Fund is a separate non-diversified, closed-end management investment company that will carry out the investment strategies generally described herein.

- An investment in the Companies involves a high degree of risk and may be considered speculative. Because there is no public trading market for the Companies' common shares, it is unlikely that an investor will be able to sell his or her shares in the near future. While the Companies intend to conduct quarterly repurchases of common shares, they have no obligation to repurchase shares at any time and only a limited number of shares will be eligible for repurchase. As such, the Fund is not appropriate for investors that need access to the money they invest. An investment in the common shares of beneficial interest of the Companies is not suitable for an investor if they need access to the money they invest.
- Shareholders of the Companies should consider that they may not have access to the money they invest for an indefinite period of time.
- Unlike an investor in most closed-end funds, shareholders of the Companies should not expect to be able to sell their shares regardless of how the Companies perform.
- If a shareholder is able to sell their shares, the shareholder will likely receive less than their purchase price and the then current net asset value per share.
- Unlike most closed-end funds, the Companies' shares will not be listed on any securities exchange and the Companies will not seek to complete liquidity events for at least five years from the date they commence operations.

Securities offered through [XYZ Financial], Member FINRA/SIPC. Investment advice offered through [ABC Financial Group], a registered investment advisor and a separate entity from [XYZ Financial]. FS² Capital Partners, LLC is a wholesaling broker dealer, Member FINRA/SIPC, and is not affiliated with [XYZ Financial] or [ABC Financial Group].

This is neither an offer to sell nor a solicitation of an offer to buy the securities described herein. An offering is made only by the applicable prospectus. This sales and advertising literature must be read in conjunction with the applicable prospectus in order to fully understand all of the implications and risks of the offering of securities to which the prospectus relates. A copy of the applicable prospectus must be made available to you in connection with any offering. No offering is made except by a prospectus filed with the Securities and Exchange Commission (SEC) and the Department of Law of the State of New York. None of the SEC, the Attorney General of the State of New York or any state securities commission has approved or disapproved of these securities or determined if the prospectuses are truthful or complete. Any representation to the contrary is a criminal offense.

Franklin Square Capital Partners is not affiliated with Franklin Resources/Franklin Templeton Investments or the Franklin Funds.

Where can you find **global investment opportunities today?**

The event will feature an informative presentation by Franklin Square on how alternative credit investments can be used to generate current income and total return. We look forward to seeing you.

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DETAILS Dinner/reception/cocktails/etc

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SPACE IS LIMITED. PLEASE RSVP BY [DATE] TO:

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